Exhibit 10.31

DEMAND PROMISSORY NOTE

$400,000.00                                                                                       Date:  May 19, 2014

FOR VALUE RECEIVED, the undersigned jointly and severally promise to pay to the order of K. F. Properties, the sum of Four Hundred Thousand Dollars and no/100 ($400,000.00), together with interest of 10% per annum on the unpaid balance.

The entire principal and any accrued interest shall be fully and immediately payable UPON DEMAND of any holder thereof.

”Borrower”

Aura Systems, Inc.

____________________
Melvin Gagerman
Chief Executive Officer

Dated: May19, 2014